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                                                                    EXHIBIT j(2)



                          INDEPENDENT AUDITORS' CONSENT



The Board of Trustees and Shareholders
AIM Equity Funds:

We consent to the use of our reports for the series portfolios of AIM Equity Funds dated December 6, 2000 included or incorporated herein..


/s/ KPMG LLP


Houston, Texas
June 11, 2002